     As filed with the Securities and Exchange Commission on March 16, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Franklin Telecommunications Corp.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

               California                              95-3733534
               ----------                              ----------
(State of incorporation or organization)   (IRS Employer Identification Number)

 733 Lakefield Road, Westlake Village, CA                91361
 ----------------------------------------                -----
 (Address of principal executive offices)             (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                    Name of exchange on which
          to be so registered                    each class is registered
          -------------------                    ------------------------
          Common Stock, without par value         American Stock Exchange

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statement file number to which this form
relates:       Inapplicable

     Securities to be registered pursuant to Section 12(g) of the Act:

                                      None

Item 1.   Description of Registrant's Securities to be Registered

     The description of the Common Stock of Registrant set forth under the caption "Description of Common Stock" in Registrant's Registration Statement on Form S-1 (File No. 333-24791) as filed with the Securities and Exchange Commission on April 9, 1997, or as subsequently amended (the "Registration Statement"), and in the Prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

Item 2.   Exhibits

     Inapplicable


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: March 16, 1999


                                        Franklin Telecommunications Corp.


                                        By   /s/ Frank W. Peters
                                             -----------------------------------
                                             Frank W. Peters,
                                             Chief Executive Officer